Exhibit 10.16.12

CONFIDENTIAL TREATMENT

N T CONFIDENTIAL

NINTH AMENDMENT TO THE DATA LICENSE AGREEMENT

This Ninth Amendment (“Ninth Amendment”) to the Data License Agreement (“DLA”) and Territory License No. 1 (“TL 1”), both dated December 1, 2002, by and between TeleNav, Inc. (formerly known as Televigation, Inc.; collectively referred to herein as “Client” or “LICENSEE”) and Navigation Technologies Corporation (“NTC”), which was subsequently assigned by NTC to NAVTEQ North America, LLC (collectively “NT”), is made and entered into as of the date of last signature below (“Ninth Amendment Effective Date”). The DLA and TL 1 shall collectively be referred to herein as “the Agreement”. Capitalized terms not otherwise defined in the body of this Ninth Amendment shall have the meanings set forth in the Agreement.

WHEREAS, NT and Client desire to add certain content to the scope of the license rights set forth in TL 1 with this Ninth Amendment;

WHEREFORE, the parties agree as follows:

1.	Scope of Amendment. The parties agree that the pricing and terms set forth in this Ninth Amendment shall apply to the use of the Additional Content identified below in Server-Based Portable Off-Board Navigation Applications in accordance with TL 1.

2.	Additional Content.

a.	Speed Limits FC 1-4 Content and Extended Lanes FC 1-4 Content for the United States (collectively “Additional Content”) are hereby added to the description of Data in Section III of TL 1.

b.	For purposes of this Ninth Amendment, the following definitions shall apply:

“Speed Limits FC 1-4 Content” consists of the following attributes and related attribute information as and when generally made available by NT: Speed Limits, Special Speed Situation, Special Speed Limit, Dependent Special Speed Type, Variable Speed Sign, and Speed Limit Unit for the roadways qualified by NAVTEQ as functional class FC 1, 2, 3 and 4.

“Extended Lanes FC 1-4 Content” consists of the following attributes and related attribute information as and when made generally available by NT: Number of Lanes, Extended Number of Lanes, Lane Dependent Validity, Lane Direction of Traffic Flow, Connectivity, Connected Lanes, and Lane Divider Marking for the roadways qualified by NAVTEQ as functional class FC 1-4.

c.	Additional Content is available and licensed hereunder for the United States only. Certain data or information related to the Additional Content may not be completed

N T CONFIDENTIAL	CONFIDENTIAL TREATMENT

for certain areas and/or may not be produced within the TL term and will only be available as, and to the extent, generally released by NT. NT reserves the right to discontinue any Additional Content upon nine (9) months’ advance notice to Client; provided, however, that the last version of such Additional Content may continue to be used for the remainder of the TL Term, subject to payment of the applicable fees. Additional Content is not available on a stand-alone basis and may be licensed and used in conjunction with NAVTEQ Data only.

d.	The Additional Content described herein is licensed under TL 1 for use only with Server-Based Portable Off-Board Navigation Applications.

e.	If Additional Content is accessible for use in the Server-Based Portable Off-Board Navigation Application, a premium shall be applied to the license fees due for the underlying NAVTEQ Data. The premium applicable to each piece of Additional Content shall be determined in accordance with the table below.

Additional Content	Premium
Speed Limits FC 1-4 Content	[*****]%
Extended Lanes FC 1-4 Content	[*****]%

3.	Except as otherwise modified herein, the terms of the Agreement shall remain in full force and effect.

*        *        *

IN WITNESS WHEREOF, the parties have caused this Ninth Amendment to be executed by their authorized representatives as of the Ninth Amendment Effective Date.

NAVTEQ NORTH AMERICA, LLC		TELENAV, INC.

By:	/s/ Stephen W. Kelley	By:	/s/ Douglas S. Miller
Name:	Stephen W. Kelley	Name:	Douglas S. Miller
Title:	VP & Assistant General Counsel	Title:	CFO
Date:	02/25/10	Date:	2/12/10

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.